SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): August 12, 2005


                               Neurologix, Inc.
            (Exact name of registrant as specified in its charter)


               DELAWARE                     0-13347            06-1582875
------------------------------------- ------------------ ---------------------
    (State or other jurisdiction of       (Commission       I.R.S. Employer
    incorporation or organization)        File Number)    Identification No.)

           ONE BRIDGE PLAZA, FORT LEE, NEW JERSEY               07024
-------------------------------------------------------- ---------------------
          (Address of principal executive offices)            (Zip Code)


                                (201) 592-6451
         -------------------------------------------------------------
             (Registrant's telephone number, including area code)


                                     None
       ----------------------------------------------------------------
             (Former name, former address and former fiscal year,
                         if changed since last report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

         On August 12, 2005, the Registrant issued a press release announcing its earnings for the quarter ended June 30, 2005. A copy of the press release of the Registrant is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 7.01 Regulation FD Disclosure.

         On August 12, 2005, the Registrant issued a press release announcing its earnings for the quarter ended June 30, 2005. A copy of the press release of the Registrant is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NEUROLOGIX, INC.

Date:  August 12, 2005                   By:  /s/ Michael Sorell, M.D.
                                              ------------------------
                                              Name:  Michael Sorell, M.D.
                                              Title: President and Chief
                                                     Executive Officer




                                   EXHIBITS

99.1     Press release, dated August 12, 2005.